UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2020

BioLargo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-19709	65-0159115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14921 Chestnut St., Westminster, California	92683
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 400-2863

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BLGO	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                    ☐

Item 5.07      Submission of Matters to a Vote of Security Holders

The Company held its 2020 annual stockholder meeting on July 23, 2020. The following matters were each submitted to a vote of stockholders through the solicitation of proxies or otherwise:

1.

A proposal to elect the following seven individuals to our Board of Directors: Dennis P. Calvert, Kenneth R. Code, Dennis E. Marshall, Joseph L. Provenzano, Kent C. Roberts II, John S. Runyan and Jack B. Strommen.

2.	Advisory approval of the Company’s executive compensation.

3.	A proposal to ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the 2020 fiscal year.

4.

A proposal to re-authorize a reverse stock split of our common stock at a ratio between one-for-four (1:4) and one-for-twenty (1:20), if and as determined by our board of directors, at any time before the next meeting of stockholders of the Company.

5.

A proposal to authorize a reduction of the number of shares of common stock authorized by our Amended and Restated Certificate of Incorporation, if and in an amount as determined by our board of directors.

A quorum was present in person or by proxy. Each matter was approved. The voting results are as follows:

Proposal One	Votes For	Votes Withheld	Broker Non-Vote	Total Votes (For + Withheld)
Dennis P. Calvert	74,258,518	2,239,515	47,528,072	76,498,033
Kenneth R. Code	74,382,858	2,115,175	47,528,072	76,498,033
Dennis E. Marshall	73,591,322	2,906,711	47,528,072	76,498,033
Joseph L. Provenzano	73,594,302	2,903,731	47,528,072	76,498,033
Kent C. Roberts II	73,618,727	2,879,306	47,528,072	76,498,033
John S. Runyan	73,620,966	2,877,067	47,528,072	76,498,033
Jack B. Strommen	74,289,295	2,208,738	47,528,072	76,498,033

Proposals 2 - 5	Votes For	Votes Against	Votes Abstain	Broker Non-Vote	Total votes
2	72,180,828	2,950,599	1,752,675	47,142,003	76,884,102
3	122,714,446	171,136	752,453	388,070	123,638,035
4	106,078,764	16,696,049	1,251,288	-	124,026,101
5	111,661,752	10,943,152	1,033,130	388,071	123,638,034

There were no director nominees other than as set forth above. For the Advisory Approval of Executive Compensation, prior year votes are as follows:

Year	Votes For	Votes Against	Votes Abstain	Broker Non- Vote
2017	27,248,643	343,971	242,499	28,177,525
2018	34,117,919	1,102,804	247,388	35,954,467
2019	41,886,128	1,486,549	7,956,269	44,918,490

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2020	BIOLARGO, INC.

	By:	/s/ Dennis P. Calvert
Dennis P. Calvert
President and Chief Executive Officer